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                             WEITZ SERIES FUND, INC.

     Supplement dated January 5, 2004 to the Prospectus dated July 30, 2003

The second paragraph of the section titled "SUMMARY: INVESTMENT STRATEGIES" on Page 3 of the Prospectus is amended in its entirety to read as follows:

The Hickory Fund is a non-diversified fund which will usually hold a more concentrated portfolio, generally owning fewer securities than the Value Fund.

The heading on the top of Page 5 of the Prospectus is amended in its entirety to read "HICKORY FUND - INVESTMENT RESULTS". The footnote under the table titled "AVERAGE ANNUAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2002) on Page 5 of the Prospectus which reads "The Hickory Fund is closed to new investors" is deleted in its entirety.

The Section titled "HICKORY FUND CLOSED TO NEW INVESTORS" on Page 9 of the Prospectus is deleted in its entirety.
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                             WEITZ SERIES FUND, INC.

  Supplement dated January 5, 2004 to the Statement of Additional Information
                               dated July 30, 2003

The first full paragraph on Page 4 of the Statement of Additional Information is amended in its entirety to read as follows:

Weitz Series Fund, Inc. (the "Company") is a Minnesota corporation whose shares are offered in series with each series representing a separate fund of investments with its own investment objectives, policies and restrictions.
At the present time four series are authorized, the Value Fund, the Hickory Fund, the Fixed Income Fund and the Government Money Market Fund (each, a "Fund").